Osterweis Fund

Supplement dated December 1, 2017 to the
 Statutory Prospectus dated June 30, 2017, as supplemented on August 25, 2017

At the request of Osterweis Capital Management, Inc. (the "Adviser"), the Board of Trustees of Professionally Managed Portfolios has approved a new expense cap and a lower management fee breakpoint for the Osterweis Fund (the "Fund"). The new expense cap and lower management fee breakpoint will be effective on January 1, 2018.

The following disclosure replaces the Fees and Expenses of the Fund section on page 1 of the Statutory Prospectus as of January 1, 2018:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses(2)	1.18%
Fee Waiver and/or Expense Reduction	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction(3)	0.98%

(1)	The management fees have been restated to reflect the current asset size of the Fund.
(2)
The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Effective January 1, 2018, Osterweis Capital Management, Inc. (the "Adviser") has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction for the Fund to 0.95% of the Fund's average net assets (the "Expense Cap"). The Expense Cap is indefinite, but will remain in effect until at least December 31, 2018. The Agreement may be terminated at any time by the Board of Trustees upon 60 days' written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The investment advisory agreement has also been revised, effective January 1, 2018, to reduce the asset levels at which breakpoints will become effective.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the contractual Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $100	3 Years: $355	5 Years: $630	10 Years: $1,414

The following table replaces the table on page 40 under the heading "Investment Advisers" as of January 1, 2018:

Osterweis Fund	Management Fee	Management Fee Paid for FYE March 31, 2017(1)
Osterweis Capital Management, Inc.	1.00% for average daily net assets up to $250 million and 0.75% for average daily net assets greater than $250 million	0.96%
(1) Prior to January 1, 2018, the management fee breakpoints were 1.00% for average daily net assets up to $500 million and 0.75% for average daily net assets greater than $500 million.

The following disclosure replaces the third paragraph of the section titled "Investment Advisers" on page 40 of the Statutory Prospectus as of January 1, 2018:

Osterweis Capital Management, LLC has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Emerging Opportunity Fund and the Osterweis Total Return Fund to ensure that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 1.25% and 0.75%, respectively, of each Fund's average daily net assets. Effective January 1, 2018, Osterweis Capital Management, Inc. has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Fund to ensure that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 0.95% of the Fund's average daily net assets. Any reduction in advisory fees or payment of expenses made by an Adviser is subject to reimbursement by a Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the applicable Expense Cap in place at the time of waiver or at the time of reimbursement. The Advisers are permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. A Fund must pay its current ordinary operating expenses before an Adviser is entitled to any reimbursement of fees and/or expenses. The Expense Caps are indefinite, but will remain in effect until at least November 30, 2018 for the Osterweis Emerging Opportunity Fund, and December 31, 2018 for the Osterweis Fund and the Osterweis Total Return Fund. The Expense Cap agreements may be terminated at any time by the Board of Trustees upon 60 days' written notice to the Advisers, or by the Advisers with the consent of the Board.

Please retain this Supplement with the Statutory Prospectus.

Osterweis Fund

Supplement dated December 1, 2017 to the
 Statement of Additional Information
dated June 30, 2017, as supplemented on August 25, 2017

At the request of Osterweis Capital Management, Inc. (the "Adviser"), the Board of Trustees of Professionally Managed Portfolios has approved a new expense cap and a lower management fee breakpoint for the Osterweis Fund (the "Fund"). The new expense cap and lower management fee breakpoint will become effective on January 1, 2018.

The following disclosure replaces the first paragraph of the section titled, "The Funds' Investment Advisers" on pages 35 and 36 of the Statement of Additional Information as of January 1, 2018:

THE FUNDS' INVESTMENT ADVISERS

Investment advisory services are provided to the Osterweis Fund by Osterweis Capital Management, Inc., and to the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund, the Osterweis Emerging Opportunity Fund and the Osterweis Total Return Fund by Osterweis Capital Management, LLC, each an adviser, pursuant to separate investment advisory agreements (each an "Advisory Agreement") with the Trust. The Advisers are affiliated entities whose address is One Maritime Plaza, Suite 800, San Francisco, California 94111. As compensation, effective January 1, 2018, the Osterweis Fund pays its Adviser at an annual rate of 1.00% on assets up to $250 million and 0.75% on assets at $250 million or above.  Prior to January 1, 2018, the management fee breakpoints for the Osterweis Fund were 1.00% for average daily net assets up to $500 million and 0.75% for average daily net assets greater than $500 million. As compensation, the Osterweis Strategic Investment Fund pays its Adviser at an annual rate of 1.00% on assets up to $500 million and 0.75% on assets at $500 million or above, the Osterweis Strategic Income Fund pays its Adviser at an annual rate of 1.00% on assets up to $250 million, 0.75% on assets between $250 million and $2.5 billion, and 0.65% on assets over $2.5 billion, the Osterweis Emerging Opportunity Fund pays its Advisor at an annual rate of 1.00% on assets up to $500 million, 0.85% on assets between $500 million and $1 billion, and 0.75% on assets over $1 billion, and the Osterweis Total Return Fund pays its Adviser at an annual rate of 0.45%.

The following disclosure replaces the final paragraph of the section titled, "The Funds' Investment Advisers" on page 37 of the Statement of Additional Information as of January 1, 2018:

With respect to the Osterweis Emerging Opportunity Fund and the Osterweis Total Return Fund, Osterweis Capital Management, LLC has contractually agreed to reduce fees and/or pay the Fund's expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 1.25% and 0.75%, respectively of each Fund's average net assets (the "Expense Caps"). Effective January 1, 2018, Osterweis Capital Management, Inc. has contractually agreed to reduce fees and/or pay the Osterweis Fund's expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.95%. The Expense Caps will remain in effect until at least November 30, 2018 for the Osterweis Emerging Opportunity Fund and at least December 31, 2018 for the Osterweis Fund and Osterweis Total Return Fund. The Expense Caps may continue after the stated dates for an indefinite period, as determined by the Board. The Advisers are permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. Any such reimbursement is subject to the Board's review and approval. This reimbursement may be requested by an Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

Please retain this Supplement with the Statement of Additional Information.